                                   FORM 8-K


                      Securities and Exchange Commission
                            Washington, D.C.  20549



                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  October 16, 1998


                           Surety Capital Corporation
--------------------------------------------------------------------------------
            (exact name of registrant as specified in its charter)



       Delaware                   33-1983                     75-2065607
-------------------------------------------------------------------------------
   (State or other          (Commission File Number)         (IRS Employer
   jurisdiction of                                           Identification
   incorporation)                                                Number)



            1845 Precinct Line Road, Suite 100, Hurst, Texas  76054
-------------------------------------------------------------------------------
                   (address of principal executive offices)



Registrant's telephone number, including area code: (817) 498-2749



                                Not applicable
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Surety Capital Corporation (the "Registrant") is a bank holding company which owns all of the issued and outstanding stock of Surety Bank, National Association, a national banking associa tion ("Surety Bank"). On July 13, 1998 Surety Bank entered into a Branch Purchase and Assumption Agreement (the "Agreement") with Commercial Bank of Texas, National Association ("Commercial Bank"), Nacogdoches, Texas, to sell to Commercial Bank Surety Bank's four Lufkin-area branches located in Lufkin, Kennard, Wells and Chester, Texas (the "Branches"). The sale of the Branches was consummated on October 16, 1998.

     At the closing Surety Bank sold loans totaling approximately $10,978,000, real property, furniture and equipment totaling approximately $587,000, and cash and other assets totaling approxi mately $1,027,000, and Commercial Bank assumed deposits and other liabilities totaling approximately $56,935,000.
After giving effect to a deposit premium of three percent (3%) on the deposits assumed totaling approximately $1,703,000, Surety Bank paid approximately $42,640,000 in cash to Commercial Bank as consider ation for the net deposit liabilities assumed by Commercial Bank.

     As of October 16, 1998 Surety Bank had total assets of approximately $179,881,000, total deposits of approximately $157,661,000 and total stockholders' equity of approximately $20,266,000.

     Following the sale, Surety Bank continues to operate nine full service branches in Texas.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(b)  Pro Forma Financial Information.

     The following pro forma financial statements are included with this Form 8-K:

     Pro Forma Balance Sheet as of September 30, 1998              F-1

     Pro Forma Income Statement for the Nine Months                F-2
     Ended September 30, 1998 and for the Twelve
     Months Ended December 31, 1997

(c)  Exhibits.

     The following exhibits are furnished in accordance with the provisions of
     Item 601 of Regulation S-K:

     10 Branch Purchase and Assumption Agreement by and between Surety Bank, National Association and Commercial Bank of Texas, National Association, dated July 13, 1998. *

----------------------

     * Filed with the Registrant's Current Report on Form 8-K for event dated July 13, 1998.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SURETY CAPITAL CORPORATION



DATE:  October 30, 1998             /s/ Bobby W. Hackler
                                    ---------------------------
                                    Bobby W. Hackler
                                    Chairman of the Board

                             PRO FORMA BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998

                                                      Sale of
                                         Surety        Lufkin
                                         Capital        Area                                         Pro Forma
                                       Corporation    Branches        Debits           Credits       Combined
                                     ------------------------------------------     ------------   ------------
                                       (unaudited)   (unaudited)                                    (unaudited)
 Assets:
     Cash and due from banks         $  9,054,812  $  (1,007,738)    $ 1,702,762(A)                $  9,749,836
     Federal funds sold                50,497,554    (44,326,837)                                     6,170,717
                                     ------------  -------------     -----------    ------------   ------------
       Cash and cash equivalents       59,552,366    (45,334,575)      1,702,762                     15,920,553

     Interest bearing deposits in
       Financial institutions              94,939              -                                         94,939
     Investment securities             32,170,862              -                                     32,170,862
     Net loans                        118,976,740    (10,918,896)                                   108,057,844
     Medical claims receivables,
       net                                680,505              -                                        680,505
     Premises and equipment, net        7,534,164       (603,995)                                     6,930,169
     Accrued interest receivable        1,176,553        (58,861)                                     1,117,692
     Other real estate and
       Repossessed assets                 739,343              -                                        739,343
     Deferred tax asset                 1,875,789              -                                      1,875,789
     Other assets                       1,849,953        (19,053)                                     1,830,900
     Excess of cost over fair value
       of net assets acquired, net      9,697,493                       (476,099)(A)                  9,221,394
                                     ------------  -------------     -----------    ------------   ------------
       Total assets                  $234,348,707  $ (56,935,380)      1,226,663                   $178,639,990
                                     ============  =============     ===========    ============   ============

 Liabilities:
     Demand deposits                 $ 37,268,449  $  (5,912,234)                                  $ 31,356,215
     Savings, NOW and
       money markets                   61,510,203    (15,646,319)                                    45,863,884
     Time deposits, $100,000 and
       over                            35,004,547    (11,048,099)                                    23,956,448
     Other time deposits               79,589,139    (24,152,086)                                    55,437,053
                                     ------------  -------------     -----------    ------------   ------------
       Total deposits                 213,372,337    (56,758,737)                                   156,613,600

     Accrued interest payable
       and other liabilities              987,243       (176,643)        683,635(A)                   1,474,235
     Convertible subordinated debt      4,350,000              -                                      4,350,000
                                     ------------  -------------     -----------    ------------   ------------
      Total liabilities               218,709,581    (56,935,380)        683,635                    162,437,835
                                     ------------  -------------     -----------    ------------   ------------
 Shareholders' equity:
     Common stock                          58,401                                                        58,401
     Additional paid in capital        17,151,511              -                                     17,151,511
     Retained earnings                 (1,384,067)             -         543,029(A)                    (821,038)
     Stock rights issuable                 57,982              -                                         57,982
     Treasury stock                      (375,443)                                                     (172,828)
     Unrealized gain/(loss) on
       available-for-sale
      securities                          130,742              -                                        130,742
                                     ------------  -------------     -----------    ------------   ------------
       Total equity                    15,639,126              -         543,029                     16,202,154
                                     ------------  -------------     -----------    ------------   ------------
           Total liabilities
             and equity             $ 234,348,707  $ (56,935,380)    $ 1,226,663                   $178,639,990
                                     ============  =============     ===========    ============   ============

(A) To record sale of certain assets and certain liabilities of the branches located in Chester, Kennard, Lufkin and Wells, Texas. The sales price was based on a fixed price of 3% of the qualified deposits, subject to adjustments. The recognition of the sale includes elimination of the goodwill associated with these branches and an accrual for federal income taxes on the gross proceeds.

                           PRO FORMA INCOME STATEMENT
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998

                                                             Sale of               Pro Forma
                                              Surety         Lufkin                Adjustments
                                              Capital         Area           ------------------------          Pro Forma
                                            Corporation     Branches         Debits           Credits          Combined
                                          ---------------------------------------------    --------------    -------------
                                            (unaudited)    (unaudited)                                        (unaudited)
 Interest Income:
     Interest and fees on loans            $    8,619,628  $   (993,077)     $         -       $        -    $  7,626,551
     Medical claims receivable factoring        1,457,520             -                -                -       1,457,520
     Interest on federal funds sold             1,407,009    (1,012,727)               -                -         394,282
     Interest on securities and interest
        Bearing deposits                        1,628,993      (700,000)               -                -         928,993
                                           --------------  ------------                                      ------------
            Total interest income              13,113,153    (2,705,804)               -                -      10,407,346
                                           --------------  ------------                                      ------------
 Interest expense:
     Interest on deposits                       5,336,099    (1,647,093)               -                -       3,689,006
     Interest expense on borrowings               191,949             -                -                -         191,949
                                           --------------  ------------    -------------    -------------    ------------
            Total interest expense              5,528,048    (1,647,093)               -                -       3,880,955
                                           --------------  ------------    -------------    -------------    ------------
     Net interest income before
       provision for credit losses              7,585,105    (1,058,711)               -                -       6,526,394
     Provision for credit losses and
       medical claims receivables losses        1,638,119       (13,000)               -                -       1,625,119
                                           --------------  ------------    -------------    -------------    ------------
            Net interest income                 5,946,986    (1,045,711)               -                -       4,901,275
                                           --------------  ------------    -------------    -------------    ------------
 Non interest income                            1,953,425      (314,901)               -                -       1,638,524
                                           --------------  ------------    -------------    -------------    ------------
 Non interest expense:
     Salaries and employee benefits             4,206,919      (548,072)               -                -       3,658,847
     Occupancy & equipment                      1,467,719      (171,346)               -                -       1,296,373
     General & administrative                   2,735,872      (229,080)               -                -       2,506,792
                                           --------------  ------------    -------------    -------------    ------------
            Total noninterest expense           8,410,510      (948,498)               -                -       7,462,012
                                           --------------  ------------    -------------    -------------    ------------
            Income before income taxes           (510,099)     (412,114)               -                -        (922,213)
 Income tax expense:                             (208,273)     (148,361)               -                -        (356,634)
                                           --------------  ------------    -------------    -------------    ------------
        Net income                          $    (301,826) $   (263,753)   $           -    $           -    $   (565,579)
                                           ==============  ============    =============    =============    ============

Basic earnings (loss) per share of
    Common stock                            $       (0.05)                                                   $      (0.10)
Weighted average shares outstanding             5,758,931                                                       5,758,931
 Diluted earnings per share of common
  stock                                     $       (0.05)                                                   $      (0.10)
 Weighted average shares outstanding
     and common stock equivalents               5,999,426                                                       5,999,426

                           PRO FORMA INCOME STATEMENT
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997

                                                            Sale of                 Pro Forma
                                              Surety        Lufkin                 Adjustments
                                              Capital         Area      -------------------------------        Pro Forma
                                            Corporation     Branches      Debits              Credits          Combined
                                          ---------------------------------------------    --------------    -------------
                                                                                                             (unaudited)
 Interest Income:
     Interest and fees on loans              11,119,540   $(1,245,738)                                         $9,873,802
     Medical claims receivable factoring      1,477,510             -                                           1,477,510
     Interest on federal funds sold             516,340      (500,000)                                             16,340
     Interest on securities and interest
        Bearing deposits                      2,319,295    (1,873,351)                                            445,944
                                         --------------  -------------                                      -------------
            Total interest income            15,432,685    (3,619,089)                                         11,813,596
                                         --------------  -------------                                      -------------
 Interest expense:
     Interests on deposits                    5,749,798    (2,121,143)                                          3,628,655

     Interest expense on borrowings                   -             -                                                   -
                                         --------------  -------------   -------------    --------------    -------------
            Total interest expense            5,749,798    (2,121,143)                                          3,628,655
                                         --------------  -------------   -------------    --------------    -------------
     Net interest income before
       provision for credit losses            9,682,887    (1,497,946)                                          8,184,941
     Provision for credit losses and
       medical claims receivables losses      6,384,996       (70,000)                                          6,314,996
                                         --------------  -------------   -------------    --------------    -------------
            Net interest income               3,297,891    (1,427,946)                                          1,869,945
                                         --------------  -------------   -------------    --------------    -------------
 Non interest income                          2,538,918      (447,872)                                          2,091,046
                                         --------------  -------------   -------------    --------------    -------------
 Non interest expense:
     Salaries and employee benefits           4,748,097      (797,823)                                          3,950,274
     Occupancy & equipment                    1,517,662      (277,921)                                          1,239,741
     General & administrative                 3,649,136      (266,116)                                          3,322,130
     Impairment of long lived assets          1,198,288             -                                           1,198,288
                                         --------------  -------------   -------------    --------------    -------------
            Total noninterest expense        11,113,183    (1,341,860)                                          8,573,035
                                         --------------  -------------   -------------    --------------    -------------
            Income before income taxes       (5,276,374)      (533,958)                                        (5,810,332)
 Income tax expense:                         (1,800,070)      (192,225)                                        (1,992,295)
                                         --------------  -------------   -------------    --------------    -------------
        Net income                         $ (3,476,304)    $ (341,733)                                       $(3,818,037)
                                         ==============  =============   =============    ==============    =============
 Basic earnings (loss) per share of
    common stock                           $      (0.60)                                                      $     (0.66)
 Weighted average shares outstanding          5,751,847                                                         5,751,847
 Diluted earnings per share of common
   stock                                   $      (0.60)                                                      $     (0.66)
 Weighted average shares outstanding
     and common stock equivalents             5,990,815